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                                                                   EXHIBIT 10.23

                             AMENDMENT NUMBER ONE TO
                    INTERCREDITOR AND SUBORDINATION AGREEMENT

         This AMENDMENT NUMBER ONE TO INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of January 13, 2003 (this "Amendment"), amends that certain Intercreditor and Subordination Agreement, dated as of April 28, 1998 (the "Subordination Agreement"), by and among THE VALUE REALIZATION FUND, L.P., a California limited partnership, CANYON VALUE REALIZATION FUND (CAYMAN), LTD., GRS PARTNERS II, CPI SECURITIES L.P., a California limited partnership (collectively, the "Subordinating Lender"), on the one hand, and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"), on the other hand. All initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Subordination Agreement unless specifically defined herein.

                                    RECITALS

         WHEREAS, Subordinating Lender and Coast wish to amend the Subordination Agreement pursuant to the terms and provisions set forth in this Amendment; and

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   AMENDMENTS

         Section 1. AMENDMENT TO SECTION 1 OF THE SUBORDINATION AGREEMENT.
Section 1 of the Subordination Agreement is hereby amended by adding the following definition to such section:

         ""Excess Cash Flow" means, in any fiscal period, Borrower's EBITDA, as such term is defined in the Senior Loan Agreement, minus cash capital expenditures, minus cash tax expenses, minus capitalized software development costs, minus all principal payments on all debt, minus all interest payments on all debt."

         Section 2. AMENDMENT TO SECTION 3(b) OF THE SUBORDINATION AGREEMENT.
Section 3(b) of the Subordination Agreement is hereby amended by deleting such
Section in its entirety and replacing it with the following:

         "Restricted Payments to Subordinating Lender. Except as expressly provided in this Agreement, MAI and Subordination Lender Agree that MAI shall not make any payments to Subordinating Lender in respect of the Junior Debt, whether on account of principal or interest, or whether by way of prepayment, payment on maturity or acceleration, redemption or purchase, until such time as the Senior Debt shall have been paid in full by MAI to Senior Lender. Notwithstanding the foregoing, and subject to the provisions of Section 3(c) below, provided that all payments then due and payable on the Senior Debt have been first paid in full,

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         MAI may make monthly payments of unpaid interest accrued under the
         Notes in an amount not to exceed Fifty-two Thousand Dollars ($52,000); provided, however, that Excess Cash Flow in excess of One Hundred Twenty-five Thousand Dollars in any given month shall be divided equally between Senior Lender and Subordinating Lender."

                                   ARTICLE II

                               GENERAL PROVISIONS

         Section 1. CONDITION PRECEDENT. This Amendment shall be effective and the effectiveness of this Amendment is expressly conditioned upon (a) the receipt by Coast of a copy of this Amendment duly executed by Subordinating Lender and Borrower, and (b) the receipt by Coast of a copy of that certain Amendment Number Seven To Loan And Security Agreement, of even date herewith, duly executed by Borrower.

         Section 2. ENTIRE AGREEMENT. The Subordination Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Borrower represents, warrants and agrees that in entering into the Subordination Agreement, and consenting to this Amendment, it has not relied on any representation, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Subordination Agreement, as amended hereby.

         Section 3. CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Subordination Agreement, the terms of this Amendment shall govern. In all other respects, the Subordination Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         Section 4. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                      COAST

                                      COAST BUSINESS CREDIT,
                                      a division of Southern Pacific Bank,
                                      a California corporation

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

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                                      SUBORDINATING LENDER

                                      BORROWER

                                      THE VALUE REALIZATION FUND, L.P.,
                                      a California limited partnership

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

                                      CANYON VALUE REALIZATION FUND
                                      (CAYMAN), LTD.

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

                                      GRS PARTNERS II

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

                                      CPI SECURITIES L.P.,
                                      a California limited partnership

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

                                      BORROWER:

                                      MAI SYSTEMS CORPORATION,
                                      a Delaware corporation

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

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                                      HOTEL INFORMATION SYSTEMS, INC.,
                                      a Delaware corporation

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

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